Exhibit 10.6
EXECUTION VERSION
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of April 15, 2010, by and among Molycorp, Inc., a Delaware corporation (the “Corporation”), Resource Capital Fund IV L.P., a Cayman Island limited partnership (“RCF IV”), Resource Capital Fund V L.P., a Cayman Island limited partnership (“RCF V” and together with RCF IV, “RCF”), PP IV Mountain Pass II, LLC, a Delaware limited liability company (“PP IV MP II”), PP IV MP AIV 1, LLC, a Delaware limited liability company (“PMP AIV 1”), PP IV MP AIV 2, LLC, a Delaware limited liability company (“PMP AIV 2”), PP IV MP AIV 3, LLC, a Delaware limited liability company (“PMP AIV 3,” and together with PP IV MP II, PMP AIV 1 and PMP AIV 2, “Pegasus”), TNA Moly Group LLC, a Delaware limited liability company (“TNA”), MP Rare Company LLC, a Delaware limited liability company (“MP,” and together with RCF, Pegasus and TNA, the “Initial Stockholders”) and KMSMITH LLC, a Delaware limited liability company (“KMSMITH”).
     WHEREAS, the Corporation has agreed to grant the Initial Stockholders the registration rights and other rights set forth in this Agreement;
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Initial Stockholders hereby covenant and agree with each other as follows:
1. Definitions. The following capitalized terms shall have the meanings set forth below:
“AAA” has the meaning set forth in Section 16(d)(i).
“AAA Rules” has the meaning set forth in Section 16(d)(i).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such Person.
“Arbitration Notice” has the meaning set forth in Section 16(d)(ii).
“Business Day” means a day, other than a Saturday or a Sunday, on which commercial banks in New York are not required or permitted under applicable laws or regulations to close.
“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.
“Common Stock” means the common stock, par value $0.01 per share, of the Corporation.
“Control” means (a) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting equity share capital of a specific Person or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. For purposes of this definition, “Controlling” and “Controlled” shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person of which it owns, directly or indirectly, a majority of the ownership or voting interests.
“Corporation Indemnified Persons” has the meaning set forth in Section 8(b).
“Corporation Securities” has the meaning set forth in Section 3(a).
“Excluded Expenses” means all underwriting discounts, selling commissions and the fees and expenses of each Selling Holder’s own counsel.
“Holder” means (i) each Initial Stockholder, (ii) KMSMITH, (iii) any Joining Stockholders and (iv) any Permitted Assignee of each Initial Stockholder, KMSMITH and each Joining Stockholders to whom Registrable Securities have been Transferred.
“Governmental Authority” means any regional, federal, state or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, political subdivision or other governmental authority or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.
“Initial Public Offering” means the first underwritten offering by the Corporation of shares of Common Stock or other equity interests of the Corporation, registered under the Securities Act pursuant to an effective Registration Statement.
“Initial Public Offering Date” means the date of the consummation of the Initial Public Offering.
“Initial Requesting Holder” has the meaning set forth in Section 2(a).
“Joining Stockholder” has the meaning set forth in Section 14.
“Lock-up Agreement” has the meaning set forth in Section 11.
“Lock-up Period” has the meaning set forth in Section 11.
“Participating Holder” has the meaning set forth in Section 2(a).
“Permitted Assignee” has the meaning set forth in Section 10.
“Permitted Transferee” means a person to whom an Initial Stockholder or its Permitted Transferee has Transferred its Registrable Securities as permitted by the Stockholders’ Agreement.
“Person” means any individual, partnership, corporation, association, trust, estate, limited liability company, joint venture, unincorporated organization, any other legal entity, and any Governmental Authority.
“Petitioner” has the meaning set forth in Section 16(d)(iii).

“Registrable Securities” means the shares of Common Stock issued by the Corporation prior to the consummation of the Initial Public Offering, including (i) any Common Stock issued or issuable upon the conversion of the Class A Common Stock and (ii) and any securities issued or issuable with respect to such shares of Common Stock by way of a split, dividend, or other division of securities, or in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise, in each case held by the Holders; provided, that such Registrable Securities shall cease to be Registrable Securities (a) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act (or any similar provision then in force), (b) upon repurchase by the Corporation, (c) upon any Transfer in any manner to a Person that is not a Permitted Assignee, or (d) when they otherwise cease to be outstanding.
“Registration Expenses” means any and all expenses incident to performance of or compliance with Section 2 or Section 3, including (a) the fees, disbursements and expenses of the Corporation’s counsel and accountants (including the expenses of any annual audit letters and “cold comfort” letters required or incidental to the performance of such obligations), (b) all expenses, including filing fees, in connection with the preparation, printing and filing of the Registration Statement, any free writing prospectus, preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers, (c) the cost of printing or producing any agreements among underwriters, underwriting agreements, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of, (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, (e) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority of the terms of the sale of the securities to be disposed of, (f) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (g) all security engraving and security printing expenses, (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or interdealer quotation system, (i) all rating agency fees and (j) the fees, disbursements and expenses of the one counsel to the Selling Holders, selected by the Selling Holders holding at least a majority of the Registrable Securities to be sold in the applicable offering, but excluding any Excluded Expenses.
“Registration Statement” means a registration statement filed by the Corporation with the SEC for a public offering and sale of securities of the Corporation other than (a) a registration statement on Form S-8 or Form S-4, or their successors or any other form for a similar limited purpose, (b) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, (c) any registration in which the only equity security being registered is Common Stock issuable upon the conversion of debt securities that are also being registered or (d) any registration on a form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities.
“Requesting Holders” has the meaning set forth in Section 2(a).

“Respondent” has the meaning set forth in Section 16(d)(iii).
“SEC” means the United States Securities and Exchange Commission, and any successor organization.
“Securities Act” means the Securities Act of 1933, as amended and in effect from time to time, and any successor statute.
“Selling Holder” means a Holder of Registrable Securities included in the relevant Registration Statement.
“Selling Holder Indemnified Persons” has the meaning set forth in Section 8(a).
“Specified Transferee” has the meaning set forth in the Stockholders’ Agreement.
“Stockholders’ Agreement” means that Stockholders’ Agreement, dated as of [      ], 2010, by and among the Corporation, the Initial Stockholders and KMSMITH, as amended from time to time.
“Transfer” means, (a) when used as a verb, to sell, transfer, assign, encumber, pledge, hypothecate, grant any right, option, profit participation or other interest in, or otherwise dispose of, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and (b) when used as a noun, a direct or indirect, voluntary or involuntary, sale, transfer, assignment, encumbrance, pledge, hypothecation, grant of any right, option, profit participation or other interest, or other disposition by operation of law or otherwise.
“Transferee Holder” has the meaning set forth in Section 10.
“Underwriter’s Maximum Number” has the meaning set forth in Section 2(i).
“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.
2. Demand Registration.
     (a) Requests for Registration. At any time beginning six (6) months after the Initial Public Offering Date, any Initial Stockholder may, subject to the provisions of this Agreement, request in writing that the Corporation effect the registration under the Securities Act of any or all of the Registrable Securities held by such Initial Stockholder and its Specified Transferees (an “Initial Requesting Holder”), which notice shall specify (i) the amount of Registrable Securities proposed to be registered; and (ii) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering. The Corporation shall give prompt written notice of such registration request to all other Holders. Except as otherwise provided in this Agreement and subject to Section 2(i) in the case of an underwritten offering, the Corporation shall prepare and use its reasonable best efforts to file (within ninety (90) days after such request has been given) with the SEC a Registration Statement with respect to (i) all Registrable Securities included in the Initial Requesting Holder’s request and (ii) all Registrable Securities included in any request for inclusion delivered by any other Holder (a “Participating Holder”, and together with the Initial Requesting Holder, the “Requesting Holders”) within fifteen (15) days after delivery of the Corporation’s notice of the Initial Requesting Holder’s registration request to such other Holder, in each case subject to Section 2(i) if such offering is an underwritten offering. Thereafter, the Corporation shall use its reasonable best efforts, in accordance with Section 6, to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request. Subject to Section 2(i), the Corporation may include in such registration other securities of the Corporation for sale, for the Corporation’s account or for the account of any other Person.
     (b) S-1 Registration.
     (i) Each of RCF and Pegasus shall have the right pursuant to Section 2(a) and subject to Section 2(e), to make one (1) request for registration on Form S-1 (or any successor form) for a public offering of all or a portion of the Registrable Securities held by it (and its Specified Transferees) so long as such Initial Shareholder (together with its Specified Transferees) holds at least ten percent (10%) of the shares of Common Stock outstanding on the date of this Agreement; provided, that the reasonably anticipated gross aggregate price to the public of such Registrable Securities would exceed $10,000,000 (based on the market price or fair market value (as determined reasonably and in good faith by the Board of Directors of the Corporation) on the date of such request).
     (ii) TNA and MP shall, collectively, have the right pursuant to Section 2(a) and subject to Section 2(e), to make one (1) request for registration on Form S-1 (or any successor form) for a public offering of all or a portion of the Registrable Securities held by them (and their Specified Transferees) so long as TNA and MP (together with their Specified Transferees) hold in the aggregate at least five percent (5%) of the shares of Common Stock outstanding on the date of this Agreement; provided, that the reasonably anticipated gross aggregate price to the public of such Registrable Securities would exceed $10,000,000 (based on the market price or fair market value (as determined reasonably and in good faith by the Board of Directors of the Corporation) on the date of such request)
     (c) S-3 Registration; Shelf Registration.
     (i) Each Initial Stockholder shall have the right pursuant to Section 2(a) and subject to Section 2(e), after the Corporation becomes eligible to file a Registration Statement on Form S-3 (or any successor form), to request an unlimited number of times that the Corporation register all or a portion of its Registrable Securities (and those of its Specified Transferees) on Form S-3 (or any successor form), including for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC covering such Registrable Securities); provided, that the reasonably anticipated gross aggregate price to the public of the Registrable Securities requested to be included in any such registration would exceed $5,000,000 (based on the market price or fair market value (as determined reasonably and in good faith by the Board of Directors of the Corporation) on the date of such request).

     (ii) In the case of a registration pursuant to this Section 2(c), (A) if the Corporation is then a WKSI, it shall use its best efforts to, within thirty (30) days of the receipt of the request from the Initial Requesting Holder, file and cause to be immediately effective a Registration Statement that shall constitute an Automatic Shelf Registration with respect to all Registrable Securities requested by the Requesting Holders to be included therein, and (B) if the Corporation is not then a WKSI, it shall use its best efforts to file the Registration Statement within sixty (60) days of the receipt of the request from the Initial Requesting Holder.
     (d) Delay for Disadvantageous Condition. If, in connection with any request for registration pursuant to this Section 2, the Corporation provides a certificate, signed by the president or chief executive officer of the Corporation, to the Requesting Holders stating that, in the good faith judgment of the Board of Directors of the Corporation and its counsel, it would be materially detrimental to the Corporation or its stockholders for such Registration Statement either to become effective or to remain effective for as long as such Registration Statement otherwise would be required to remain effective, then the Corporation shall have the right to defer taking action with respect to such filing and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initial Requesting Holder is given; provided, however, that the Corporation may not invoke this right more than once in any twelve (12) month period.
     (e) Limitation on Successive Registrations. The Corporation shall not be required to effect a registration pursuant to Section 2(b) for one hundred twenty (120) days immediately following the effective date of a Registration Statement filed pursuant to the prior exercise of any Holder’s registration rights provided for in Section 2(b) and within six (6) months of any registration initiated by the Corporation to make a primary offering of equity securities, provided that the Corporation is employing reasonable best efforts to cause such Registration Statement to become effective. In addition, the Corporation shall not be required to effect more than two (2) registrations during any twelve (12) month period pursuant to Section 2(c).
     (f) Demand Withdrawal. Any Requesting Holder may, at any time prior to the effective date of the Registration Statement relating to any requested registration, withdraw its Registrable Securities from a requested registration. If all Registrable Securities are so withdrawn, the Corporation shall cease all efforts to effect such registration upon such request, without liability to any Requesting Holder. Such registration will be deemed an effected registration for purposes of Section 2(b), if applicable, unless (i) the Initial Requesting Holders shall have paid or reimbursed the Corporation for the Registration Expenses of the Corporation in connection with such withdrawn requested registration; or (ii) the withdrawal is made following the occurrence of a material adverse change in the business or financial condition of the Corporation that is made known to the Holders after the date on which such registration was requested or if the registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or omission by any Requesting Holder.
     (g) Effective Registration. Notwithstanding any other provision of this Agreement to the contrary, a Registration Statement pursuant to this Section 2 shall not be deemed to have been effected (including for purposes of Section 2(b) and Section 2(c)) unless it has become effective and shall have remained effective for one hundred eighty (180) days (excluding any periods of time during which such Registration Statement is tolled or suspended pursuant to Section 2(d) or Section 6(c)) or such shorter period as may be required to sell all Registrable Securities included in the relevant Registration Statement; provided, that in the case of any registration on Form S-3 of Registrable Securities that are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the Registration Statement (or, after two years, a successive Registration Statement) effective until all such Registrable Securities are sold. In no event shall a registration be deemed to have been effected (i) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by any Requesting Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related Registration Statement or (ii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than solely by reason of some act or omission by any Requesting Holder.
     (h) Selection of Underwriters. The Requesting Holders of a majority of the Registrable Securities to be included in any registration requested under this Section 2 may request that the registration be effected as an underwritten offering and such Requesting Holders shall have the right to select the managing underwriter or underwriters for the offering; provided that such underwriter or underwriters shall be reasonably acceptable to the Corporation.
     (i) Priority. If a registration under this Section 2 involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Corporation that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the number of securities that can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering (the “Underwriter’s Maximum Number”), the Corporation shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Corporation and the Requesting Holders shall participate in such offering in the following order of priority:
     (i) First, the Corporation shall be obligated and required to include in the Registration Statement the number of Registrable Securities that the Requesting Holders have requested to be included in the Registration Statement and that does not exceed the Underwriter’s Maximum Number; provided that the Registrable Securities to be included in the Registration Statement shall be allocated among all the Requesting Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the request for registration pursuant to Section 2. If any Requesting Holder would thus be entitled to include more Registrable Securities than such Requesting Holder requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.
     (ii) Second, the Corporation shall be entitled to include in such Registration Statement and underwriting that number of shares of Common Stock and/or other securities of the Corporation that it proposes to offer and sell for its own account or the account of any other Person to the full extent of the remaining portion of the Underwriter’s Maximum Number.
3. Piggyback Registration.
     (a) Notice of Registrations. In the event that the Corporation proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2) with respect to Common Stock of the Corporation or other equity securities (“Corporation Securities”), whether or not for sale for its own account (including any Registration Statement filed pursuant to the request of a stockholder (other than a Holder) pursuant to a demand registration right granted to such stockholder), including in an Initial Public Offering (but excluding a Registration Statement on Forms S-4 or S-8, or successor forms, registering shares for issuance in acquisitions or pursuant to equity incentive plans), it shall give prompt written notice to each Holder of its intention to do so and of the rights of such Holder under this Section 3 at least thirty (30) days prior to filing a Registration Statement. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such Registration Statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within fifteen (15) days after the receipt of the Corporation’s notice (which request shall specify the number of Registrable Securities intended to be disposed of), the Corporation shall use its reasonable best efforts to effect, in connection with the registration of the Corporation Securities, the registration under the Securities Act of all Registrable Securities which the Corporation has been so requested to register, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.
     (b) Withdrawal of Registration. If, at any time after giving a written notice of its intention to register any Corporation Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Corporation shall determine for any reason not to register the Corporation Securities, the Corporation shall give written notice of such determination to such Holders and thereupon the Corporation shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Corporation Securities, without prejudice, however, to the rights of the Holders immediately to request that such registration be effected as a registration under Section 2 to the extent permitted thereunder.
     (c) Priority. If a registration under this Section 3 involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Corporation that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the Underwriter’s Maximum Number, the Corporation shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Corporation and the Holders shall participate in such offering in the following order of priority:
          (i) If the underwritten offering is the Initial Public Offering:
     (A) First, the Corporation shall be obligated and required to include in the Registration Statement that number of Registrable Securities that the Initial

Stockholders (and their Specified Transferees) have requested to be included in such offering, up to fifty percent (50%) of the Underwriter’s Maximum Number allocated, if necessary, among them in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the notice provided by the Corporation pursuant to Section 3(a); provided, that if the managing underwriter(s) in its good faith judgment advises the Corporation that such number of Registrable Securities to be included for the Initial Stockholders would adversely affect the price, timing, distribution or sale of securities in the offering, then such percentage shall be lowered to the highest percentage with respect to which the managing underwriter(s) does not believe, in its good faith judgment, would have such an affect;
     (B) Second, the Corporation shall be entitled to include in such Registration Statement the Corporation Securities that the Corporation proposes to offer and sell for its own account in such registration and that does not exceed the remaining portion of the Underwriter’s Maximum Number.
     (C) Third, the Corporation shall be obligated and required to include in such Registration Statement that number of Registrable Securities that the Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number, provided, that if the Registrable Securities of the Holders exceeds such remaining portion of the Underwriter’s Maximum Number, the Registrable Securities shall be allocated among all Holders requesting to be included in such offering in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the Corporation’s notice pursuant to Section 3(a). If any Holder would thus be entitled to include more Registrable Securities than such Holder requested to be registered, the excess shall be allocated among other Holders pro rata in the manner described in the preceding sentence.
     (D) Fourth, the Corporation shall be entitled to include in such Registration Statement that number of Corporation Securities that the Corporation proposes to offer and sell for the account of any other Person to the full extent of the remaining portion of the Underwriter’s Maximum Number.
          (ii) If the underwritten offering is not the Initial Public Offering:
     (A) First, the Corporation shall be entitled to include in such Registration Statement the Corporation Securities that the Corporation proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number.
     (B) Second, the Corporation shall be obligated and required to include in such Registration Statement that number of Registrable Securities that the Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number, provided, that if the Registrable Securities of the Holders exceeds such remaining portion of the

Underwriter’s Maximum Number, the Registrable Securities shall be allocated among all Holders requesting to be included in such offering in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the Corporation’s notice pursuant to Section 3(a). If any Holder would thus be entitled to include more Registrable Securities than such Holder requested to be registered, the excess shall be allocated among other Holders pro rata in the manner described in the preceding sentence.
     (C) Third, the Corporation shall be entitled to include in such Registration Statement that number of Corporation Securities that the Corporation proposes to offer and sell for the account of any other Person, pursuant to piggyback registration rights or otherwise, to the full extent of the remaining portion of the Underwriter’s Maximum Number.
     (d) Not a Demand Registration. No registration of Registrable Securities effected under this Section 3 shall relieve the Corporation of its obligation to effect a registration of Registrable Securities pursuant to Section 2.
4. Certain Information. In connection with any request for registration pursuant to Section 2 or Section 3, the Selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request to the extent required to lawfully complete the filing of such Registration Statement.
5. Expenses. Except as provided in this Agreement, if the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3, the Corporation shall pay all Registration Expenses with respect to such registration or proposed registration; provided, however, that if a registration under Section 2 is withdrawn at the request of the Initial Requesting Holder (other than (a) as a result of information concerning the occurrence of a material adverse change in the business or financial condition of the Corporation that is made known to the Initial Requesting Holder after the date on which such registration was requested or (b) if the registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or omission by any Requesting Holder) and if the Initial Requesting Holder elects not to have such registration counted as a registration under Section 2, the Selling Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. All fees and expenses of a Selling Holder’s own counsel in connection with such registration shall be borne and paid by such Selling Holder (other than one counsel to all of the Selling Holders) unless the Selling Holders agree among themselves otherwise, and in any event such fees and expenses shall not be borne or paid by the Corporation.
6. Registration and Qualification.
     (a) If the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3, the Corporation shall as promptly as practicable:

     (i) if the registration is pursuant to Section 2, prepare and (within ninety (90) days after the request of the Initial Requesting Holder has been given) file and use its reasonable best efforts to cause to become effective as promptly as practicable a Registration Statement relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof;
     (ii) if the registration is pursuant to Section 2, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement;
     (iii) as far in advance as practicable but at least five (5) Business Days prior to filing a Registration Statement or prospectus (or any amendment or supplement thereto), furnish to each Selling Holder, for its review, copies of such Registration Statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Selling Holder, documents to be incorporated by reference therein); and provided, that each Selling Holder may request reasonable changes to such Registration Statement or prospectus (or amendment or supplement) and the Corporation shall be required to comply therewith (A) if the Selling Holder is an Initial Stockholder, and such Initial Stockholder reasonably believes that the provisions in question would have an impact or effect on such Initial Stockholder, or (B) solely to the extent necessary, if at all, to lawfully complete the filing or maintain the effectiveness thereof;
     (iv) furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus, each free writing prospectus incident thereto, and such other documents as the Selling Holders or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;
     (v) ensure that at the time of pricing the offering of any Registrable Securities, the Registration Statement, prospectus or prospectus supplement included in such Registration Statement, as then in effect, and any free writing prospectus related thereto, includes all information necessary such that a seller of such Registrable Securities would not be liable under Section 12(a)(2) of the Securities Act, and such offering and the sale of such Registrable Securities in connection therewith would not constitute a violation of Section 17(a)(2) of the Securities Act;

     (vi) after the filing of the Registration Statement, promptly notify each Selling Holder in writing of the effectiveness thereof and of any stop order issued or threatened by the SEC and take all commercially reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered and promptly notify each Selling Holder of such lifting or withdrawal of such order;
     (vii) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by this Section 6 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus and any free writing prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (viii) use reasonable best efforts to register or qualify all Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Registrable Securities shall request, and promptly notify the Selling Holders of the receipt of any notification with respect to the suspension of the qualification of Registrable Securities for sale or offer in any such jurisdiction;
     (ix) use reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things (including, without limitation, reasonable best efforts to promptly remove any such suspension) which may be necessary or advisable to enable the Selling Holders or any such underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified, to consent to general service of process in any such jurisdiction or to amend its certificate of incorporation or bylaws;
     (x) furnish to each Selling Holder and, in an underwritten public offering, to any underwriter of such Registrable Securities (A) an opinion of counsel for the Corporation addressed to such underwriter and each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement) and (B) “cold comfort” letters dated as of the effective date of the Registration Statement and brought down to the date of closing under the underwriting agreement addressed to such underwriter and each Selling Holder and signed by the independent public accountants who have audited the financial statements of the Corporation included in such Registration Statement, in each such case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in connection with the consummation of underwritten public offerings of securities and such other matters as the Selling Holder may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements;
     (xi) if requested by the managing underwriter(s), use its reasonable best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which shares of Common Stock are then listed;
     (xii) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2 or Section 3 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters, subject to receipt of undertakings by Holders regarding compliance with the terms hereof;
     (xiii) not later than the effective date of the applicable Registration Statement, provide (A) a transfer agent and registrar (if the Corporation does not already have such an agent), (B) a CUSIP number for all Registrable Securities included in such Registration Statement and (C) the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company or other applicable clearing agency;
     (xiv) in the case of an underwritten offering, cause the senior executive officers of the Corporation to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and
     (xv) otherwise use its reasonable best efforts to comply with all applicable securities laws, including the rules and regulations of the SEC.
     (b) If the Corporation has delivered a prospectus, prospectus supplement or free writing prospectus to the Selling Holders and after having done so the prospectus, prospectus supplement or free writing prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Securities and return to the Corporation all prospectuses, prospectus supplements and free writing prospectuses in their possession. The Corporation shall promptly provide the Selling Holders with revised prospectuses, prospectus supplements and free writing prospectus, as applicable, and, following receipt of the revised prospectuses, prospectus supplements and free writing prospectuses, as applicable, the Selling Holders shall be free to resume making offers of the Registrable Securities.
     (c) In the event that, in the judgment of the Corporation, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Corporation believes public disclosure would be detrimental to the Corporation, the Corporation shall direct the

Selling Holders to discontinue sales of Registrable Securities pursuant to such Registration Statement, and each Selling Holder shall immediately so discontinue, until such Selling Holder has received copies of a supplemented or amended prospectus or until such Selling Holder is advised in writing by the Corporation that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Corporation shall provide the Selling Holders with any such supplemented or amended prospectuses or additional or supplemental filings, as the case may be. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not exercise its rights under this Section 6(c) to suspend sales of Registrable Securities for a period in excess of sixty (60) days consecutively or ninety (90) days in any three hundred sixty five (365) -day period.
7. Underwriting; Due Diligence.
     (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2 or Section 3, the Corporation shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties and covenants by the Corporation and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 8, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 6(a)(x). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, which shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 8. All of the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of the underwriters included in each such underwriting agreement shall also be made to and for the benefit of such Selling Holders and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Selling Holders. No Selling Holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Corporation or the underwriters other than representations, warranties or agreements regarding such Selling Holder, such Selling Holder’s Registrable Securities, such Selling Holder’s intended method of distribution and any other representations required by law or reasonably required by the underwriters.
     (b) In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act pursuant to Section 2 and Section 3, but not during any suspension period pursuant to Section 2(d) and Section 6(c), the Corporation shall give the Selling Holders and the underwriters, if any, and their respective counsel and accountants such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Corporation with its officers and the independent public accountants who have certified the financial statements of the Corporation as shall be necessary, in the opinion of such Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and to establish a due diligence defense thereunder; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books, records and properties of the Corporation.
8. Indemnification and Contribution.
     (a) Corporation’s Indemnification Obligations. The Corporation agrees to indemnify and hold harmless each Selling Holder, all Affiliates of each Selling Holder, and each of their respective directors, officers, members, managers, partners, employees, stockholders, agents and advisors and each Person, if any, who controls each Selling Holder within the meaning of Section 15 of the Securities Act (collectively, the “Selling Holder Indemnified Persons”), from and against any and all losses, claims, damages and liabilities (including any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any free writing prospectus, any preliminary prospectus or prospectus (as amended or supplemented) relating to the Registrable Securities, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other information provided by the Corporation, either directly or through the underwriters, to any purchaser of Registrable Securities in connection with or at the time of sale of such Registrable Securities or any omissions of material facts that any purchaser of Registrable Securities lacked at the time of sale of such Registrable Securities; except insofar as such losses, claims, damages or liabilities (A) relate to a transaction or sale made by a Selling Holder in violation of Section 6(c) or (B) are caused by any such untrue statement or omission or alleged untrue statement or omission which is based upon and in conformity with information relating to a Selling Holder which is furnished to the Corporation in writing by such Selling Holder Indemnified Person expressly for use therein; provided, that clause (B) shall not apply to the extent that the Selling Holder has furnished in writing to the Corporation prior to the filing of any such Registration Statement, amendment thereof, free writing prospectus, preliminary prospectus, prospectus or amendment of supplement information expressly for use in such Registration Statement, amendment thereof, free writing prospectus, preliminary prospectus, prospectus or amendment of supplement which corrected or made not misleading information previously furnished to the Corporation, and the Corporation failed to include such information therein.
     (b) Each Selling Holder agrees to indemnify and hold harmless the Corporation, all Affiliates of the Corporation, each of their respective directors, officers, members, managers, partners, employees, stockholders, agents and advisors and each Person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act (collectively, the “Corporation Indemnified Persons”), from and against any and all losses, claims, damages and liabilities (including any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any free writing prospectus, preliminary prospectus or prospectus (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto)

relating to the Registrable Securities, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in a Registration Statement, any free writing prospectus, preliminary prospectus, prospectus or any amendments or supplements thereto; provided, that such Selling Holder shall not be liable in any such case to the extent that the Selling Holder has furnished in writing to the Corporation prior to the filing of any such Registration Statement, free writing prospectus, preliminary prospectus, prospectus or amendment of supplement information expressly for use in such Registration Statement, preliminary prospectus, prospectus or amendment of supplement which corrected or made not misleading information previously furnished to the Corporation, and the Corporation failed to include such information therein. Notwithstanding any other provision of this Section 8, each Selling Holder’s obligations to indemnify pursuant to this Section 8 are several, and not joint and several, and no Selling Holder’s obligations to indemnify pursuant to this Section 8 in connection with any given registration shall exceed the amount of net proceeds received by such Selling Holder in connection with the offering of its Registrable Securities under such registration.
     (c) Each party indemnified under Sections 8(a) or 8(b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses; provided, that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, other than as provided in the preceding sentence, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such additional separate firm for the Holders as indemnified parties, such firm shall be designated in writing by the indemnified party that had the largest number of Registrable Securities included in such registration. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding and imposes no obligations on such indemnified party other than the payment of monetary damages (which damages will be paid by the indemnifying party hereunder).
     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by the indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 8(d) to the contrary, no indemnifying party (other than the Corporation) shall be required pursuant to this Section 8(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the loss, liability, cost, claim or damage of the indemnified parties relates exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 8(a) and 8(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.
     (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Corporation, the Selling Holders and the underwriters with respect to any required registration or other qualification of securities under any state law or regulation or Governmental Authority.
     (f) The obligations of the parties under this Section 8 shall be in addition to any liability which any party may otherwise have to any other party.
     (g) The rights and obligations of the Corporation and the Selling Holders under this Section 8 shall survive the termination of this Agreement.
9. Rule 144. The Corporation covenants that as soon as practicable after the Initial Public Offering Date, it will file the reports required to be filed by it under the Securities Act and the United States Securities Exchange Act of 1934, as amended, and in each case the rules and regulations adopted by the SEC thereunder (or, if the Corporation is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or 144A under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A under the Securities Act, as such Rules (i) may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.
10. Transfer of Registration Rights. Prior to an Initial Public Offering, the registration rights of any Initial Stockholder with respect to Registrable Securities may be Transferred to any Permitted Transferee of such Initial Stockholder who has agreed in writing to be bound by the terms of the Stockholders’ Agreement, to the same extent, and in the same manner, as such Initial Stockholder, which writing shall be reasonably satisfactory in form and substance to the Corporation and shall include the address of such Permitted Transferee to which notices given pursuant to this Agreement may be sent. After the Initial Public Offering, the registration rights of any Holder under this Agreement with respect to Registrable Securities may be Transferred to any transferee of such Registrable Securities (a “Transferee Holder,” and together with a Permitted Transferee, a “Permitted Assignee”); provided, that (a) the Transferring Holder shall give the Corporation notice at or prior to the time of such Transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are to be Transferred, and (b) such transferee shall agree to execute a Joinder Agreement in substantially the form attached hereto as Exhibit A. Each Holder and its Affiliates and their Permitted Assignees shall collectively have that number of demand registration rights pursuant to Section 2(b) that such Holder has individually pursuant to Section 2(b). Any Transfer of Registrable Securities other than as set forth in this Section 10 shall cause such Registrable Securities to lose such status.

11. Holdback Agreement. Each Holder, if requested by the Corporation and the managing underwriter of securities of the Corporation in connection with (i) the Initial Public Offering or (ii) any other underwritten public offering of the securities of the Corporation, agrees to enter into an agreement consistent with then market practice for major bracket underwriters (a “Lock-up Agreement”) not to sell or otherwise transfer or dispose of any shares of Common Stock (other than in connection with such Holder’s registration rights hereunder) for such period of time (not to exceed one hundred eighty (180) days for the Initial Public Offering and not to exceed ninety (90) days for any other underwritten public offering) following the effective date of a Registration Statement of the Corporation filed under the Securities Act (the “Lock-up Period”); provided, that such Lock-up Agreement shall also bind the executive officers and directors of the Corporation, on terms and conditions substantially similar to those which shall apply to the Holders and the Corporation shall, if required by the underwriters, use commercially reasonable efforts to cause other holders of at least five percent (5%) of the outstanding equity interests to enter into such Lock-up Agreement; and provided, further, that such Lock-up Agreement shall provide that if the managing underwriter(s) releases from the lock-up restrictions described in this Section 11 any Holder prior to the expiration of the Lock-up Period with respect to all or a percentage of the Common Stock held by such Holder, that all other Holders subject to the lock-up shall be released from such lock-up restrictions to the same extent and on the same terms and conditions.
12. Termination. All of the Corporation’s obligations to register Registrable Securities under Section 2 or Section 3 with respect to a Holder shall terminate upon the date on which such Holder holds no Registrable Securities.
13. Additional Registration Rights. Each of the Initial Stockholders acknowledges and agrees that it no longer has any registration rights as set forth in Exhibit E to the Operating Agreement of Molycorp, LLC, dated as of September 10, 2009, by and among RCF IV Speedwagon, Inc., GS Power Holdings LLC, PP IV Mountain Pass (AIV), LLC, TNA, MP and KMSMITH, and that its registration rights with respect to securities of the Corporation are governed solely by this Agreement.
14. Amendments. Subject to the proviso hereafter, this Agreement may be amended by the Board of Directors of the Corporation, including to add additional holders of Common Stock (the “Joining Stockholders”) in connection with the granting of registration rights to such Joining Stockholders, with the written approval of Holders holding, in the aggregate, at least a seventy-six percent (76%) of the Registrable Securities held by the Holders (and, in the case of the Initial Stockholders, their Specified Transferees) then outstanding; provided, however, that, notwithstanding anything in this Agreement to the contrary, (a) any such amendment to add Joining Stockholders will be effective only if such Joining Holder shall have executed a Joinder Agreement in substantially the form attached hereto as Exhibit A, (b) the Board of Directors of the Corporation may amend Schedule 1 from time to time so as to accurately reflect the information contained thereon upon (i) the addition of a Joining Stockholder to this Agreement, (ii) the termination of a Holder’s Registration Rights in accordance with Section 12, or (iii) any change in the address of a Holder as the Corporation is notified by such Holder; and (c) any change to the Agreement that materially and adversely affects the material rights of a Holder disproportionately to the other Holders shall also require the consent of such disproportionately affected Holder, which consent may be withheld or conditioned in such Holder’s sole discretion.

15. Notices. Unless otherwise provided in this Agreement, any and all notices contemplated by this Agreement shall be deemed adequately given if in writing and delivered (a) in hand, (b) by email to the address of each Holder as set forth on Schedule 1 or in any Joinder Agreement (with receipt confirmed), if at or prior to 5:00 pm local time of the recipient on a Business Day or, if not, on the next succeeding Business Day, (c) upon receipt when sent by facsimile, if at or prior to 5:00 pm local time of the recipient on a Business Day or, if not, on the next succeeding Business Day, confirmed by one of the other methods for providing notice set forth herein, (d) one (1) Business Day after being sent, postage prepaid, by nationally recognized overnight courier (e.g., Federal Express), or (e) five (5) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, to the party or parties for whom such notices are intended. All such notices shall be addressed, with respect to each Holder, to its address set forth on Schedule 1 (which address such Holder may amend by providing notice to the Corporation and each other Holder in accordance with the terms of this Section 15; all such notices to the Corporation shall be addressed to the Corporation at the address of its principal office at 5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, Colorado 80111 or at such other address as the Corporation may have designated by notice given in accordance with the terms of this Section 15.
16. Miscellaneous.
     (a) Binding Agreement. The covenants and agreements herein contained shall inure to the benefit of and be binding upon the parties hereto and their respective representatives, successors in interest and permitted assigns.
     (b) Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.
     (c) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflicts of law rules.
     (d) Arbitration.
     (i) Any dispute arising out of or related to this Agreement that cannot be resolved by the good faith efforts of the parties to such dispute shall be solely and finally settled by a board of arbitrators consisting of three arbitrators, as set forth below. The arbitration proceedings shall be held in New York, New York under the auspices of the American Arbitration Association (the “AAA”) and, except as otherwise may be provided herein, the arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the AAA (the “AAA Rules”). Without limiting the foregoing and notwithstanding Section 16(c), the arbitration provisions set forth herein, and any arbitration conducted thereunder, shall be governed exclusively by the Federal Arbitration Act, Title 9, United States Code, to the exclusion of any state or municipal law of arbitration.

     (ii) Prior to submitting any dispute to arbitration, the parties to the dispute will meet and will use good faith efforts to resolve the dispute by mutual agreement. If after such good faith efforts, any party determines to submit a dispute for arbitration, such party shall furnish the other parties to the dispute with a dated, written statement (the “Arbitration Notice”) indicating (A) such party’s intent to commence arbitration proceedings, (B) the nature, with reasonable detail, of the dispute and (C) the remedy or remedies such party will seek.
     (iii) Within 20 days of the date of the Arbitration Notice, the parties commencing the arbitration (collectively, the “Petitioner”) and the Corporation or the Holders with whom the Petitioner has its dispute (collectively, the “Respondent”) shall each select (and provide written notice thereof to the other) a qualifying arbitrator. A “qualifying” arbitrator is a Person who is not (A) an Affiliate of either the Petitioner or Respondent or (B) counsel to any such Person at such time, or (C) an individual who is, or has been, an employee or director of such Person, or with whom such Person has or has previously had a contractual relationship. If either the Petitioner or Respondent fails to select a qualifying arbitrator or provide such notice within the twenty (20) day period, the AAA shall have the right to make such selection. Such qualifying arbitrators are referred to, respectively, as the “First Arbitrator” and the “Second Arbitrator.” Within ten (10) days following their selection, the First and Second Arbitrator shall select (and provide written notice to the Petitioner and Respondent of such selection) a third arbitrator from a list of members of the AAA’ s National Panel of Commercial Arbitrators. The third arbitrator must be “neutral”, meaning that such Person would not be subject to disqualification under Rule No. 17 of the AAA Rules (or any successor to such Rule).
     (iv) The fees of the First and Second Arbitrators shall be borne by the Petitioner and Respondent, respectively. All other expenses of the arbitration shall be shared equally by the Petitioner and Respondent in accordance with the AAA Rules.
     (v) To the extent permissible under applicable law, the Corporation and the Holders agree that the award of the Arbitrators shall be final and shall not be subject to judicial review. Judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the Corporation, the applicable Holders or their assets. Nothing contained herein shall prevent the Corporation or a Holder from seeking preliminary injunctive relief in a court of competent jurisdiction.
     (e) Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.
     (f) Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof or thereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. In the case of any such invalidity or unenforceability, the parties hereto agree to use all commercially reasonable efforts to achieve the purpose of such provisions by a new legally valid and enforceable stipulation.

     (g) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     (h) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, other than Section 8 (which is expressly for the benefit of the Selling Holder Indemnified Persons and Corporation Indemnified Persons and may be enforced by them), is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever.
     (i) Entire Agreement. This Agreement contains the sole and entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

MOLYCORP, INC.
By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	Chief Executive Officer and President

RESOURCE CAPITAL FUND IV L.P.
By:	Resource Capital Associates IV L.P. General Partner

By:	RCA IV GP L.L.C., General Partner

By:	/s/ Brian T. Dolan
	Name:	Brian T. Dolan
	Title:	Partner

RESOURCE CAPITAL FUND V L.P.
By:	Resource Capital Associates V L.P. General Partner

By:	RCA V GP Ltd., General Partner

By:	/s/ Brian T. Dolan
	Name:	Brian T. Dolan
	Title:	Partner

[Signature Page to Registration Rights Agreement]

PP IV MOUNTAIN PASS II, LLC
By:	Pegasus Investors IV, L.P. Managing Member

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Authorized Person

PP IV MP AIV 1, LLC
By:	Pegasus Investors IV, L.P. Managing Member

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Authorized Person

PP IV MP AIV 2, LLC
By:	Pegasus Investors IV, L.P. Managing Member

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Authorized Person

PP IV MP AIV 3, LLC
By:	Pegasus Investors IV, L.P. Managing Member

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Authorized Person

KMSMITH LLC
By:	/s/ Mark A. Smith
	Name:	Mark A. Smith
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

TNA MOLY GROUP LLC
By:	/s/ Mark S. Kristoff
	Name:	Mark S. Kristoff
	Title:	Managing Member

MP RARE COMPANY LLC
By:	/s/ Mark S. Kristoff
	Name:	Mark S. Kristoff
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

SCHEDULE 1
Holders

EXHIBIT A
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT to the Registration Rights Agreement (the “Joinder Agreement”) is made and entered into as of ___, by and among Molycorp, Inc., a Delaware corporation (the “Corporation”), and the undersigned (the “Joining Stockholder(s)”), and relates to that certain Registration Rights Agreement dated as of ___(as amended from time to time, the “Registration Rights Agreement”), by and among the Corporation, Resource Capital Fund IV L.P., Resource Capital Fund V L.P., PP IV Mountain Pass II, LLC, PP IV MP AIV 1, LLC, PP IV MP AIV 2, LLC, PP IV MP AIV 3, LLC, TNA Moly Group LLC, MP Rare Company LLC and KMSMITH LLC. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.
     WHEREAS, the Joining Stockholder(s) [is][are] acquiring shares of the common stock, par value $0.01 per share, of the Corporation, and in connection therewith, the Corporation has agreed to grant certain registration rights to such Joining Stockholder(s) as provided for in the Registration Rights Agreement; and
     WHEREAS, the Joining Stockholder(s) [has][have] agreed to become a party to the Registration Rights Agreement on the terms set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Agreement to be Bound. [Each][The] Joining Stockholder agrees that, upon the execution of this Joinder Agreement, such Joining Stockholder shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement and such Joining Stockholder(s) shall be deemed a “Joining Stockholder” thereunder for all purposes.
2. Notices. The address, facsimile number and email address to which notices delivered pursuant to the Registration Rights Agreement may be sent to the Joining Stockholder(s) is as follows:

3. Binding Effect. This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Corporation, the Initial Stockholders and the Joining Stockholder(s) and their respective heirs, personal representatives, successors and assigns.
4. Severability. The invalidity or unenforceability of any particular provision of this Joinder Agreement shall not affect the other provisions hereof or thereof, and this Joinder

Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. In the case of any such invalidity or unenforceability, the parties hereto agree to use all commercially reasonable efforts to achieve the purpose of such provisions by a new legally valid and enforceable stipulation.
6. Captions. Captions contained in this Joinder Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Joinder Agreement or the intent of any provisions hereof.
7. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
8. Governing Law. This Joinder Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflicts of law rules.
Signature Page Follows

          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first set forth above.

MOLYCORP, INC.

By:
Name:
Title:

JOINING STOCKHOLDER

By:
Name:
Title: